UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2021

UNITED STATES LIME & MINERALS, INC.

(Exact name of registrant as specified in its charter)

TEXAS	0-4197	75-0789226
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

5429 LBJ FREEWAY, SUITE 230, DALLAS, TEXAS		75240
(Address of principal executive offices)		(Zip Code)

(972) 991-8400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.10 par value	USLM	The NASDAQ Stock Market LLC

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 below is incorporated by reference herein in response to this Item.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 30, 2021, United States Lime & Minerals, Inc. (the “Company”) held its 2021 Annual Meeting of Shareholders (the “Annual Meeting”) in Dallas, Texas. At the Annual Meeting, the Company’s shareholders approved an amendment to Article SIXTH of the Restated Articles of Incorporation, as amended (the “Restated Articles”), to increase the Company’s number of shares of authorized common stock, par value $0.10 per share (the “Common Stock”), from 15,000,000 shares to 30,000,000 shares of Common Stock, with the 500,000 shares of authorized preferred stock, par value $5.00 per share, remaining the same (the “Charter Amendment”). The Charter Amendment and the reasons therefor are described in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 26, 2021 (the “2021 Annual Meeting Proxy Statement”), and that description is incorporated by reference herein.

On May 4, 2021, the Company filed the Articles of Amendment to the Restated Articles (the “Articles of Amendment”) with the Texas Secretary of State implementing the Charter Amendment. The Articles of Amendment are filed as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated by reference herein.

This Current Report on Form 8-K also includes as Exhibit 4.1 an updated Description of the Company’s Securities Registered Under Section 12 of the Securities Exchange Act of 1934, as amended. This description has been updated to reflect the Charter Amendment.

Item 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the Annual Meeting, the shareholders voted on three proposals as described in the 2021 Annual Meeting Proxy Statement.  The voting results for these proposals were as follows:

Proposal 1

The following six directors were elected to serve until the 2022 Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified as set forth below:

Directors	FOR	WITHHELD	BROKER NON- VOTES
Timothy W. Byrne	5,118,391	30,119	504,826
Richard W. Cardin	4,881,050	267,460	504,826
Antoine M. Doumet	4,001,479	1,147,031	504,826
Ray M. Harlin	5,066,941	81,569	504,826
Billy R. Hughes	4,901,312	247,198	504,826
Edward A. Odishaw	4,843,121	305,389	504,826

Proposal 2

Shareholders approved, on a non-binding advisory basis, the Company’s executive compensation as set forth below:

			BROKER NON-
FOR	AGAINST	ABSTAIN	VOTES
4,611,739	531,070	5,701	504,826

Proposal 3

Shareholders approved the Charter Amendment to increase the number of shares of authorized Common Stock from 15,000,000 shares to 30,000,000 shares as set forth below:

22
			BROKER NON-
FOR	AGAINST	ABSTAIN	VOTES
4,272,287	1,052,267	6,405	322,377

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

The Exhibit Index set forth below is incorporated by reference in response to this Item:

EXHIBIT INDEX

Exhibit Number	Exhibit
3.1	Articles of Amendment to Restated Articles of Incorporation, as amended.
4.1	Description of Securities Registered Under Section 12 of the Securities Exchange Act of 1934, as Amended.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, United States Lime & Minerals, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2021	UNITED STATES LIME & MINERALS, INC.

	By:	/s/ Michael L. Wiedemer
Michael L. Wiedemer, Vice President and
Chief Financial Officer

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